FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report May 11, 2005
                      (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
               (Exact name of Company as specified in charter)



                    Delaware             0-16211        39-1434669
              (State of Incorporation) (Commission    (IRS Employer
                                       File Number)  Identification No.)




            221 West Philadelphia Street, York, Pennsylvania   17405
                 (Address of principal executive offices)    (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 5.02. - Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

   The following information is furnished pursuant to Item 5.02(c) related to the appointment of a new officer.

   On May 11, 2005, the Company appointed Mr. Gerald (Gary) K. Kunkle, Jr. to the position of Chairman of the Board. The announcement related to this appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The terms of Mr. Kunkle's employment agreement with the Company are hereby incorporated by reference to Exhibit 10.15 of the Company's 1996 Form 10-K filed on March 27, 1997.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 The announcement related to the appointment of Mr. Gerald (Gary) K. Kunkle, Jr. to Chairman of the Board released on May 11, 2005 as referenced in Item 5.02.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DENTSPLY INTERNATIONAL INC
                                                       (Company)



                                           /s/William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

Date: May 16, 2005